NEWS RELEASE

For More Information Contact:
Frank B. O’Neil
Sr. Vice President, Corporate Communications & Investor Relations
800-282-6242 • 205-877-4461 • foneil@ProAssurance.com

ProAssurance Announces Majority Capital Funding for New Lloyd’s Syndicate

BIRMINGHAM, AL- (PR Newswire) – September 24, 2013 – ProAssurance Corporation (NYSE:PRA) announced today that it will be the majority capital provider to the proposed new Syndicate 1729 at Lloyd’s of London. The syndicate will be led by Duncan Dale, a preeminent reinsurance underwriter with more than 30 years of successful experience at Lloyd’s and the London insurance and reinsurance market.

Syndicate 1729 was granted approval in principle by the Franchise Board of Lloyd’s of London today and must now complete the customary regulatory and compliance processes before its planned inception date of January 1, 2014.

ProAssurance is committing up to $60 million of capital for the first year of operations of the syndicate, with a six-year commitment of up to $200 million through 2019. ProAssurance’s commitment represents 51% of the capital to be committed; remaining capital will come from third parties, including private names and other corporate members. ProAssurance also expects to lend underwriting support to the syndicate for international healthcare liability opportunities, as needed.

“We are excited about our association with this venture,” said Chairman and Chief Executive Officer

W. Stancil Starnes. He added, “Participating in this syndicate will allow us more direct and efficient access to international healthcare professional liability opportunities as well as provide a measured degree of diversification with a trusted partner. We also expect our Medmarc subsidiary to benefit as it works with the syndicate to provide policies to medical technology companies that are expanding outside the United States”

Lead Underwriter Duncan Dale said, “ProAssurance’s financial strength, long-term commitment, strategic vision and exceptional expertise will bring real benefits to the Syndicate. We’re excited about the opportunities this new venture opens up for ourselves, ProAssurance and the Lloyd’s Market.”

Asta Managing Agency Ltd. will assist in the establishment of the syndicate and will provide management and governance in the initial years of operation.

About ProAssurance
ProAssurance (www.ProAssurance.com) is an industry-leading specialty insurance company with extensive expertise in medical professional liability, products liability for medical technology and life sciences and legal professional liability. ProAssurance is recognized as one of the top performing insurance companies in America by virtue of its inclusion in the Ward’s 50 for the past seven years and is consistently ranked as a top performing property casualty insurer in Moody’s Yearly Statistical Handbook. ProAssurance Group is rated “A+” (Superior) by A.M. Best and ProAssurance is rated “A” (Strong) by Fitch Ratings.

Caution Regarding Forward-Looking Statements
Statements in this news release that are not historical fact or that convey our view of future business, events or trends are specifically identified as forward-looking statements. Forward-looking statements are based upon our estimates and anticipation of future events and highlight certain risks and uncertainties that could cause actual results to vary materially from our expected results. We expressly claim the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, for any forward-looking statements in this news release. Forward-looking statements represent our outlook only as of the date of this news release. Except as required by law or regulation, we do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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Forward-looking statements are generally identified by words such as, but not limited to, “anticipate,” “believe,” “estimate,” “expect,” “hope,” “hopeful,” “intend,” “may,” “optimistic,” “potential,” “preliminary,” “project,” “should,” “will,” and other analogous expressions. When we address topics such as liquidity and capital requirements, the value of our investments, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, court actions, legislative actions, payment or performance of obligations under indebtedness, payment of dividends, and other similar matters, we are making forward-looking statements.

Risks that could adversely affect the establishment of the proposed new Syndicate 1729 at Lloyd’s of London include, but are not limited to, the following:

● Compliance with customary regulatory and compliance processes may not be completed prior to the planned inception date of January 1, 2014; and
● operating costs may be greater than expected.

The following important factors are among those that could affect the actual outcome of other future events:

● changes in general economic conditions;
● our ability to maintain our dividend payments;
● regulatory, legislative and judicial actions or decisions that could affect our business plans or operations;
● the enactment or repeal of tort reforms;
● changes in the interest rate environment;
● changes in U.S. laws or government regulations regarding financial markets or market activity that may affect the U.S. economy and our business;
● changes in the ability of the U.S. government to meet its obligations that may affect the U.S. economy and our business;
● performance of financial markets affecting the fair value of our investments or making it difficult to determine the value of our investments;
● formation or dissolution of state-sponsored medical professional liability insurance entities that could remove or add sizable groups of physicians from or to the private insurance market;
● the impact of deflation or inflation;
● changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial Accounting Standards Board, the Securities and Exchange Commission, or the Public Company Accounting Oversight Board;

● changes in laws or government regulations affecting the financial services industry, the property and casualty insurance industry, or particular insurance lines underwritten by our subsidiaries;
● the effects of changes in the healthcare delivery system, including, but not limited to, the Patient Protection and Affordable Care Act;
● consolidation of healthcare providers and entities that are more likely to self-insure and not purchase medical professional liability insurance;
● uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance;
● changes in the availability, cost, quality, or collectability of insurance/reinsurance;
● the results of litigation, including pre- or post-trial motions, trials and/or appeals we undertake;
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● allegations of bad faith which may arise from our handling of any particular claim, including failure to settle;
● loss of independent agents;
● changes in our organization, compensation and benefit plans;
● our ability to retain and recruit senior management;
● assessments from guaranty funds;
● our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;
● changes to the ratings assigned by rating agencies to our insurance subsidiaries, individually or as a group;
● provisions in our charter documents, Delaware law and state insurance law may impede attempts to replace or remove management or may impede a takeover;
● state insurance restrictions may prohibit assets held by our insurance subsidiaries, including cash and investment securities, from being used for general corporate purposes;
● taxing authorities can take exception to our tax positions and cause us to incur significant amounts of legal and accounting costs and, if our defense is not successful, additional tax costs, including interest and penalties; and

● insurance market conditions may alter the effectiveness of our current business strategy and impact our revenues.

Additional risk factors that may cause outcomes that differ from our expectations or projections are described in various documents filed with the Securities and Exchange Commission, such as current reports on Form 8-K, and regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.”

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